*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 16, 2015.

UNITED NATURAL FOODS, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: October 19, 2015
Date: December 16, 2015 **Time:** 4:00 PM EST
Location: Radnor Hotel
591 Lancaster Ave
Wayne, PA 19087
and live via the Internet at:
www.virtualshareholdermeeting.com/unfi2015

You may attend the annual meeting in person or virtually through the Internet. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/unfi2015 and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Attendance at the 2015 annual meeting of shareholders is limited to stockholders or their proxyholders and guests of UNFI.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2015 ANNUAL REPORT TO STOCKHOLDERS FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 2, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:

Before The Meeting: Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting: Go to *www.virtualshareholdermeeting.com/unfi2015.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items

The Board of Directors recommends you vote "FOR" each of the following nominees and "FOR" proposals 2, 3 and 4:

1. Election of eight nominees as directors to serve until the 2016 annual meeting of stockholders.

   Nominees

   1a. Eric F. Artz

   1b. Ann Torre Bates

   1c. Denise M. Clark

   1d. Michael S. Funk

   1e. Gail A. Graham

   1f. James P. Heffernan

   1g. Peter A. Roy

   1h. Steven L. Spinner

2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 30, 2016.

3. Advisory approval of our executive compensation.

4. Approval of the amendment and restatement of the United Natural Foods, Inc. 2012 Equity Incentive Plan.

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The Board of Directors recommends you vote AGAINST the following proposal:

5. Stockholder proposal on policy regarding limitations on accelerated vesting of equity awards of senior executive officers upon a change in control.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Voting Instructions

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